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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 18, 2019

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Governance Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	6160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
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Item 7.01. Regulation FD Disclosure.

BeiGene, Ltd. (the “Company” or “BeiGene”) hosted an investor conference call and webcast of mid-2019 clinical data updates on June 20, 2019. A copy of the Company’s presentation used during the conference call and webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K, including the presentation, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing or this Current Report.

Item 8.01. Other Events.

On June 18, 2019, the Company issued a joint press release with SpringWorks Therapeutics, Inc. (“SpringWorks”) announcing the formation of MapKure, LLC (“MapKure”), a newly created entity that is jointly owned by the Company and SpringWorks. MapKure intends to develop BGB-3245, an investigational, oral, selective small molecule inhibitor of monomer and dimer forms of activating B-RAF mutations including V600 BRAF mutations, non-V600 B-RAF mutations, and RAF fusions. These mutations and fusions have been identified in a number of solid tumors to be drivers of cancer growth, including in non-small cell lung cancer, colorectal cancer, thyroid cancer, and brain tumors. BGB-3245 was discovered by BeiGene scientists and is currently in preclinical development. Under the terms of the agreements, SpringWorks has made an equity investment into MapKure and BeiGene has contributed an exclusive royalty and milestone-bearing license to develop and commercialize BGB-3245 outside of Asia, but including rights to Japan, in exchange for a majority ownership position in MapKure. MapKure will form a joint steering committee that will oversee clinical development and operations for BGB-3245, as well as a Board of Directors. Both the joint steering committee and the Board will include members from BeiGene, SpringWorks and MapKure’s CEO. Further terms of the agreements were not disclosed. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 19, 2019, the Company issued a press release announcing the results from two ongoing clinical studies of its investigational BTK inhibitor zanubrutinib in patients with mantle cell lymphoma (MCL) in two presentations at the 15th International Conference on Malignant Lymphoma (ICML), taking place June 18-22, 2019 in Lugano, Switzerland. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 20, 2019, the Company issued a press release announcing results from an ongoing pivotal Phase 2 clinical study of its investigational BTK inhibitor zanubrutinib being conducted in China in patients with relapsed/refractory (R/R) chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL) in an oral presentation at the ICML. The full text of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 20, 2019, the Company issued a press release announcing results from an ongoing Phase 1b clinical study of its investigational BTK inhibitor zanubrutinib in combination with GAZYVA® (obinutuzumab) in patients with R/R or treatment naïve CLL or SLL, and patients with R/R follicular lymphoma (FL). These data were included in an oral presentation at the ICML. The full text of this press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the conference call and webcast described above under Item 7.01, the Company provided an update on the enrollment status of tislelizumab’s development programs as set forth on Page 7 of Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Company Presentation titled “BeiGene Mid-Year 2019 Clinical Data Wrap-Up,” dated June 20, 2019

99.2
Press Release titled “BeiGene and SpringWorks Therapeutics Announce the Formation of MapKure to Develop BGB-3245, an Investigational, Selective Next-Generation RAF Kinase Inhibitor,” issued on June 18, 2019

99.3
Press Release titled “BeiGene Announces Updated Results from Two Ongoing Clinical Trials of Zanubrutinib in Patients with Mantle Cell Lymphoma in Presentations at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 19, 2019

99.4
Press Release titled “BeiGene Presents Pivotal Phase 2 Clinical Results of Zanubrutinib in Patients with Relapsed/Refractory Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 20, 2019

99.5
Press Release titled “BeiGene Announces Phase 1b Clinical Results of Zanubrutinib in Combination with GAZYVA® (Obinutuzumab) in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma or Follicular Lymphoma at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 20, 2019

Exhibit Index

Exhibit No.	Description
99.1	Company Presentation titled “BeiGene Mid-Year 2019 Clinical Data Wrap-Up,” dated June 20, 2019

99.2
Press Release titled “BeiGene and SpringWorks Therapeutics Announce the Formation of MapKure to Develop BGB-3245, an Investigational, Selective Next-Generation RAF Kinase Inhibitor,” issued on June 18, 2019

99.3
Press Release titled “BeiGene Announces Updated Results from Two Ongoing Clinical Trials of Zanubrutinib in Patients with Mantle Cell Lymphoma in Presentations at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 19, 2019

99.4
Press Release titled “BeiGene Presents Pivotal Phase 2 Clinical Results of Zanubrutinib in Patients with Relapsed/Refractory Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 20, 2019

99.5
Press Release titled “BeiGene Announces Phase 1b Clinical Results of Zanubrutinib in Combination with GAZYVA® (Obinutuzumab) in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma or Follicular Lymphoma at the 15th International Conference on Malignant Lymphoma (ICML),” issued on June 20, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 20, 2019	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel